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                                                                  EXHIBIT 99.2

February 9, 1998

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

                              TWO OF A KIND


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FORWARD LOOKING INFORMATION

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Regions and, assuming the consummation of the merger, a combined Regions/First Commercial, including statements relating to: (i) the cost savings and accretion to reported earnings that will be realized from the merger and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs of the difficulties related to the integration of the business of Regions and First Commercial are greater than expected; (5) changes in the interest rate environment reduces interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (7) legislation or regulatory requirements or changes adversely affect the business in which the combined company would be engaged; or (8) changes may occur in the securities markets.

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Transaction Rationale

[bullet] Continuing to build a premier Southern franchise

      -- Adding the #1 Arkansas franchise

      -- Attractive, familiar market demographics

      -- Logical extension to Regions' existing franchise

[bullet]  Low risk affiliation

      -- Similarities are numerous

         [bullet]  Franchise growth

         [bullet]  Performance

         [bullet]  Organization

         [bullet]  Culture

[bullet]  Financially attractive

      -- Accretive to 1999 EPS

      -- Clear cost saving opportunities

      -- Outstanding operating profile/statistics

Adds up to a value enhancing, low risk combination

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Transaction terms

Fixed exchange ratio:      [bullet]  1.70 shares of Regions stock for
                                     each share of First Commercial

                           [bullet]  Tax free exchange

Purchase price per share:  [bullet]  $68.85 (based on RGBK 2/6/98)

Other terms:               [bullet]  19.9% stock option from FCLR to
                                     RGBK

Transaction value:         [bullet]  $2.7 billion

Accounting:                [bullet]  Pooling of interests

Expected closing:          [bullet]  3rd quarter of 1998






[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Transaction economics

[bullet]  2.5% accretive to EPS in 1999

[bullet]  Significant synergy opportunities

   -- Cost savings equal to 25% of FCLR's operating expenses

   -- Balance sheet restructuring

   -- Revenue enhancements opportunities

   -- Ability to reinvest substantial excess capital

[bullet]  Non-recurring charges--$85 million pre-tax taken at closing

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Transaction rationale

[bullet]  Continuing to build a premier Southern franchise

   -- Adding the #1 Arkansas franchise

   -- Attractive, familiar market demographics

   -- Logical extension to Regions' existing franchise

[bullet]  Low risk affiliation

   -- Similarities are numerous

      [bullet]  Franchise growth

      [bullet]  Performance

      [bullet]  Organization

      [bullet]  Culture

[bullet]  Financially attractive

   -- Accretive to 1999 EPS

   -- Clear cost saving opportunities

   -- Outstanding operating profile/statistics

Adds up to a value enhancing, low risk combination

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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First Commercial Overview

[bullet]  $7 billion bank holding company

[bullet]  Headquartered in Little Rock, Arkansas

[bullet]  #1 market share in Arkansas and Little Rock

[bullet]  Over $1 billion deposits in east Texas and presence in Memphis

[bullet] Operates 155 banking offices serving more than 300 thousand households

[bullet]  Ten year compounded EPS growth of 14.3%

[bullet]  Consensus estimated long term growth rate of 12%

[bullet]  Excess capital with 8.9% tangible equity ratio

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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First Commercial's Geographic Presence

Arkansas

                        Deposits   Market
                           ($BN) share(%)
Rank
   1  First Commercial       4.4     15.9
   2  NationsBank            3.0     10.9
   3  Mercantile             1.6      5.8


                                             [MAP OF FCC's
                                             SOUTHEASTERN MARKET
                                             PRESENCE]

Little Rock

                        Deposits   Market
                           ($BN) share(%)
Rank
   1  First Commercial       1.8     31.4
   2  NationsBank            1.4     24.1
   3  Mercantile             0.9     15.2



[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Attractive Demographics

                                        Income growth 1997-2002
                                      -------------------------
                    Population (MM)   Per capita      Household
                    --------------    ----------      ---------
Arkansas                  2.5           28.9%           28.3%

Texas                    19.4           23.6%           22.7%

Tennessee                 5.4           27.7%           26.8%

Louisiana                 4.4           28.8%           26.7%

U.S.                    267.2           21.7%           20.7%


Source:  SNL Securities

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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A premier Southern banking franchise

[map of Southeastern United States showing Regions and FCC locations]

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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A diversified geographic profile
--------------------------------

Pro forma assets by state

[pie chart graphic:

Alabama            36%

Georgia            20%

Arkansas           16%

Louisiana          10%

Florida             7%

Texas               4%

Tennessee           3%

South Carolina      3%

Oklahoma            1%  ]

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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Transaction rationale
--------------------------------------
[bullet]  Continuing to build a premier Southern franchise

     -- Adding the #1 Arkansas franchise

     -- Attractive, familiar market demographics

     -- Logical extension to Regions' existing franchise

[bullet]  Low risk affiliation

     -- Similarities are numerous.

            [bullet]  Franchise growth

            [bullet]  Performance

            [bullet]  Organization

            [bullet]  Culture

[bullet]  Financially attractive

     --  Accretive to 1999 EPS

     --  Clear cost saving opportunities

     --  Outstanding operating profile/statistics

Adds up to a value enhancing, low risk combination

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]

Similar history of growth
------------------------------------

[bar chart graphic:

FCLR
Total Assets(1)
($ billions)
1992     2.6
1993     3.4
1994     4.4
1995     5.4
1996     5.5
1997     7.4
CAGR    23.3%

(1) as originally reported, 1997 includes pending deals]

[bar chart graphic:

RGBK
Total Assets(1)
($ billions)
1992     7.9
1993    10.5
1994    12.8
1995    13.7
1996    18.9
1997    25.4
CAGR    26.3%

(1) as originally reported, 1997 includes pending deals]

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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Similar performance and credit history
-----------------------------------------

[Bar chart graphic:

Average ROA
1991-1997
RGBK           1.30%

FCLR           1.21%

Peers(1)       1.19%

Average ROE
1991-1997

RGBK           15.2%

FCLR           14.5%

Peers(1)       15.1%

Average NCOs/avg. loans
1991-1997

RGBK           0.24%

FCLR           0.25%

Peers(1)       0.44%

(1) U.S. banks with assets as of 12/97 between $10 and $25 billion.]

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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
Similar operating strategy
-------------------------------------
Regions                                   First Commercial

[bullet]  Super community banking         [bullet]  Super community banking
          structure                                 structure

[bullet]  Local autonomy and decision     [bullet]  Local autonomy and decision
          making                                    making

[bullet]  Centralized back office         [bullet]  Centralized back office

[bullet]  Meaningful mortgage banking     [bullet]  Meaningful mortgage banking
          and trust operations                      and trust operations

[bullet]  Operating banks rolled into     [bullet]  Operating banks in 28
          single charter and regulatory             separate charters and
          institution                               regulatory institutions

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]

Similar operating culture
-------------------------------------------------------------------
Regions                                 First Commercial

[bullet] Largely built by "affiliating" [bullet] Largely built by "affiliating"
         with community banks                    with community banks

[bullet] Emphasis on maintaining        [bullet] Emphasis on maintaining
         community focus                         community focus

[bullet] Strong sales culture           [bullet] Strong sales culture

[bullet] Strong credit culture          [bullet] Strong credit culture

[bullet] Emphasis on quality            [bullet] Emphasis on quality
         customer service                        customer service

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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Transaction rationale
--------------------------------------
[bullet]  Continuing to build a premier Southern franchise

     -- Adding the #1 Arkansas franchise

     -- Attractive, familiar market demographics

     -- Logical extension to Regions' existing franchise

[bullet]  Low risk affiliation

     -- Similarities are numerous.

            [bullet]  Franchise growth

            [bullet]  Performance

            [bullet]  Organization

            [bullet]  Culture

[bullet]  Financially attractive

     --  Accretive to 1999 EPS

     --  Clear cost saving opportunities

     --  Outstanding operating profile/statistics

Adds up to a value enhancing, low risk combination

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]

Accretive to earnings
-----------------------------------------------------

                                           1998                             1999
                                  -------------------------     -------------------------
                                     $MM             EPS          $MM              EPS
                                   -------         -------       ------          -------
Regions Financial(1)               $364.2          $2.35         $400.7          $2.59
First Commercial(2)                 117.7           2.99          131.8           3.35
Estimated after tax adjustments:
Expense efficiencies               $  9.9                        $ 37.2
Revenue enhancements                  1.9                           4.1
Balance sheet restructuring           9.9                           3.7
Earnings on excess capital(3)         4.6                          10.4


GAAP earnings on a combined basis  $508.3          $2.29         $587.9          $2.65

Percent accretion (dilution):
EPS                                                (2.5%)                         2.5%

(1) Based on First Call consensus EPS estimates assuming 154.996 million shares outstanding
(2) Based on First Call consensus EPS estimates assuming 39.358 million shares outstanding
(3) Assumes a 6.00% reinvestment rate on Tier 1
    capital in excess of 7.00%
Note: 1998 estimates exclude restructuring charge

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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Synergy opportunities
----------------------------------------------------
[bullet]  Expected cost savings of $60 MM pre-tax

       -- 25% of First Commercial's expense base
       -- Synergies fully phased in by 1999

[bullet]  Expected benefits of balance sheet restructuring $16 MM pre-tax

       -- $16MM pre-tax in 1998
       -- $6MM pre-tax in 1999

[bullet]  Expected revenue enhancements of $6.6 MM pre-tax

       -- Equivalent to 5% of First Commercial's non interest income -- Benefits begin immediately

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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         Transaction pricing comparison
         ---------------------------------------------------------------

                                                   Acquiree       Acquiree       Transaction
                                                  EPS median     1993-1997      forward year
Acquiror / Acquiree                                LTG rate(1)   EPS CAGR        P/E multiple
--------------------------------                  ----------     ----------      ----------
First American/Deposit Guaranty                      8.0%           4.2%           25.3x

National City/First of America                       9.5            6.3            22.4

First Union/Core States                             10.0           12.6            20.3

Banc One/First Commerce                             10.0           (6.3)           20.5

NationsBank/Barnett                                 11.0           12.8            21.6

First Union/Signet                                  13.0           (1.3)           21.3

Regions/First Commercial                            12.0%          13.7%           22.4x

(1) I/B/E/S consensus

[Regions Financial                         [First Commercial
Corporation logo]                           Corporation logo]


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Clear cost savings

$ millions

                                             Projected cost savings
                                             ----------------------
                         FCLR 1998E
                         expenses             ($)             (%)
                         ----------          -----           -----
Information technology        11.3            5.7             50%

G&A                            8.8            6.0             68%

Operations                    12.8            5.8             45%

Mortgage                      29.2           11.0             38%

Trust                          8.7            1.3             15%

Broker dealer                  3.7            0.6             16%

Community banks              158.9           25.4             16%

Other                          4.2            4.2            100%
                             -----           ----            ----
Total                        237.6           60.0             25%

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Systems integration will be straightforward

[bullet]  FCLR maintains common systems which will ease conversion

[bullet] FCLR back office operated as Regions did under old separate charter format

[bullet] Similar to recent consolidation by Regions of Georgia acquisition in 1996

   --  $3.2 billion assets and 20 separate bank charters

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Regions' capabilities will enhance FCLR's operations

[bullet] "Sellstation" platform will enhance sales capabilities of FCLR's line bankers

[bullet]  Call center capabilities

[bullet]  Imaging capabilities

[bullet]  Home PC banking product

[bullet]  Commercial PC banking/cash management product

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Restructuring and merger-related costs

$ millions

             Employee-related                $24.0

             Occupancy and equipment          10.0

             Conversion                       15.0

             Other                            28.5
                                              ----
               Subtotal                       77.5

             Charitable foundation             7.5
                                              ----
             Gross charge                     85.0

             Taxes                            22.0
                                              ----
             After-tax charge                 63.0

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Pro forma combination results

                           RGBK           FCLR
Measure                    1997(1)        1997(1)    Pro forma(2)
-------                    -------        -------    ------------
ROAE                         16.3%          16.2%       18.1%

ROAA                         1.41           1.48        1.58

NIM                          4.27           4.69        4.37

Efficiency                   53.9           57.4        50.4

Tangible equity/assets        7.4%           8.5%        7.7%

(1) Core results
(2) Performance ratios reflect fully phased in synergies

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Conclusion:  strategically enhancing and financially compelling with low risk

Strategic            --Logical extension of existing franchise
                       geography

                     --Provides #1 market share in state and
                       dominant MSA

Financial            --Accretive to EPS

                     --Clear, readily achievable synergies

                     --Similarly strong, consistent financial
                       profile

                     --Additive to pro forma financial profile

Fit                  --Same operating strategy

                     --Same operating culture

                     --Same strategic history

                     --Same values

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

                      Supplemental data

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Regions Financial:  an experienced and disciplined acquirer

[bullet]  Completed 35 acquisitions over last five years

[bullet]  Experienced in merging separate legal banks

[bullet] Experienced in managing customer relationships during acquisition and conversion process

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]


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Balance sheet--12/31/97

$ millions

                                   RGBK      FCLR       Pro forma
Loans                             17,778     4,680        22,458
Other assets                       7,596     2,725        10,321
                                  ------     -----        ------
  Total assets                    25,374     7,405        32,779

Total deposits                    19,751     6,295        26,046
Other liabilities                  3,521       404         3,924
Stockholders' equity               2,102       706         2,809
                                   -----     -----        ------
  Total liabilities and equity    25,374     7,405        32,779

Note: Includes pending transactions

[Regions Financial                       [First Commercial
Corporation Logo]                        Corporation Logo]

Loan portfolio

$ millions

                                  RGBK        FCLR        Pro forma
Commercial                        14.9%       22.2%         16.4%
Commercial real estate            15.5        18.2          16.1
                                  ----        ----          ----
  Total commercial                30.5        40.5          32.4

Residential mortgage              39.8        28.1          37.5
Consumer                          19.3        25.6          20.5
                                  ----        ----          ----
  Total retail                    59.1        53.7          58.0

Construction                       7.0         5.4           6.6
Other                              3.5         0.4           2.9

  Total loans(1)                 100.0%      100.0%        100.0%

Loans/deposits(2)                 90.0        74.3          86.2

(1) Loan portfolio as of September 30, 1997
(2) Loans/deposits are pro forma for pending acquisitions as of December 31,
    1997

[Regions Financial                       [First Commercial
Corporation Logo]                       Corporation Logo]

Asset quality--12/31/97

                               RGBK       FCLR       Pro forma
NPAs/loans                     0.71%      0.90%        0.75%

Reserve/loans                  1.19       1.85         1.32

Reserve/NPLs                    187        240          200

Net charge-off ratio           0.25       0.33         0.28

Note:  Not updated for pending acquisitions

[Regions Financial                        [First Commercial
Corporation Logo]                        Corporation Logo]